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SUBSIDIARIES                                                     Exhibit  21.1
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Subsidiary                                  Form                                            Owner
----------                                  ----                                            -----
TSI  Alexandria, LLC                    Limited Liability Company             Town Sports International, Inc.
TSI  217 Broadway, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Allston, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Arthro Fitness Services, Inc.      Corporation                           Town Sports International, Inc.
TSI  Battery Park, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Bethesda, LLC                      Limited Liability Company             TSI Holdings (MD), Inc.
TSI  Broadway, Inc.                     Corporation                           Town Sports International, Inc.
TSI  Brooklyn Belt, Inc.                Corporation                           Town Sports International, Inc.
TSI  Brunswick, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Bulfinch, Inc.                     Corporation                           Town Sports International, Inc.
TSI  Cash Management, Inc.              Corporation                           Town Sports International, Inc.
TSI  Centreville, Inc.                  Corporation                           Town Sports International, Inc.
TSI  Cherry Hill, LLC                   Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Cobble Hill, Inc.                  Corporation                           Town Sports International, Inc.
TSI  Colonia, LLC                       Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Commack, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Connecticut Avenue, Inc.           Corporation                           TSI Holdings (DC), Inc.
TSI  Copley, Inc.                       Corporation                           Town Sports International, Inc.
TSI  Croton, Inc.                       Corporation                           Town Sports International, Inc.
TSI  Danbury, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Dupont Circle, Inc.                Corporation                           TSI Holdings (DC), Inc.
TSI  Dupont II, Inc.                    Corporation                           TSI Holdings (DC), Inc.
TSI  East 23, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 34, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 36, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 41, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 51, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 59, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 76, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East 86, LLC                       Limited Liability Company             Town Sports International, Inc.
TSI  East 91, Inc.                      Corporation                           Town Sports International, Inc.
TSI  East Meadow, Inc                   Corporation                           Town Sports International, Inc.
TSI  Fairfax, LLC                       Limited Liability Company             TSI Holdings (VA), Inc.
TSI  Fenway, Inc.                       Corporation                           Town Sports International, Inc.
TSI  Fifth Avenue, Inc.                 Corporation                           Town Sports International, Inc.
TSI  First Avenue, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Forest Hills, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Fort Lee, LLC                      Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Framingham, Inc.                   Corporation                           Town Sports International, Inc.
TSI  Franklin Park, LLC                 Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Freehold, LLC                      Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Garden City, Inc.                  Corporation                           Town Sports International, Inc.


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

TSI  Germantown, LLC                    Limited Liability Company             TSI Holdings (MD), Inc.
TSI  Glover, Inc.                       Corporation                           TSI Holdings (DC), Inc.
TSI  Great Neck, Inc.                   Corporation                           Town Sports International, Inc.
TSI  Greenwich, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Herald, Inc.                       Corporation                           Town Sports International, Inc.
TSI  Hoboken, LLC                       Limited Liability Company             Town Sports International, Inc.
TSI  Holdings (CIP), Inc.               Corporation                           Town Sports International, Inc.
TSI  Holdings (DC), Inc.                Corporation                           Town Sports International, Inc.
TSI  Holdings (IP), Inc.                Corporation                           Town Sports International, Inc.
TSI  Holdings (MD), Inc.                Corporation                           Town Sports International, Inc.
TSI  Holdings (NJ), Inc.                Corporation                           Town Sports International, Inc.
TSI  Holdings (PA), Inc.                Corporation                           Town Sports International, Inc.
TSI  Holdings (VA), Inc.                Corporation                           Town Sports International, Inc.
TSI  International, Inc.                Corporation                           Town Sports International, Inc.
TSI  Larchmont, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Lexington, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Lincoln, Inc.                      Corporation                           Town Sports International, Inc.
TSI  M Street, Inc.                     Corporation                           TSI Holdings (DC), Inc.
TSI  Madison, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Mahwah, LLC                        Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Marlboro, LLC                      Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Mamaroneck, Inc.                   Corporation                           Town Sports International, Inc.
TSI  Matawan, LLC                       Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Merrifield, Inc.                   Corporation                           Town Sports International, Inc.
TSI  Nanuet, Inc.                       Corporation                           Town Sports International, Inc.
TSI  Norwalk, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Oceanside, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Old Bridge, LLC                    Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Parsippany, LLC                    Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Plainsboro, LLC                    Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Princeton, LLC                     Limited Liability Company             TSI Brunswick, Inc.
TSI  Ramsey, Inc.                       Corporation                           TSI Holdings (NJ), Inc.
TSI  Reade Street, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Rittenhouse, LLC                   Limited Liability Company             TSI Holdings (PA), Inc.
TSI  Rockville, LLC                     Limited Liability Company             TSI Holdings (MD), Inc.
TSI  Rodin Place, LLC                   Limited Liability Company             TSI Holdings (PA), Inc.
TSI  Scarsdale, Inc.                    Corporation                           Town Sports International, Inc.
TSI  Seaport, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Sheridan, Inc.                     Corporation                           Town Sports International, Inc.
TSI  Society Hill, LLC                  Limited Liability Company             TSI Holdings (PA), Inc.
TSI  Soho, Inc.                         Corporation                           Town Sports International, Inc.
TSI  Somerset, LLC                      Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Springfield, LLC                   Limited Liability Company             TSI Holdings (NJ), Inc.
TSI  Stamford Downtown, Inc.            Corporation                           Town Sports International, Inc.
TSI  Stamford Post, Inc.                Corporation                           Town Sports International, Inc.
TSI  Stamford Rinks, Inc.               Corporation                           Town Sports International, Inc.

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
TSI  Stamford Summer, Inc.              Corporation                           Town Sports International, Inc.
TSI  Staten Island, Inc.                Corporation                           Town Sports International, Inc.
TSI  Sterling, LLC                      Limited Liability Company             TSI Holdings (VA), Inc.
TSI  Syosset, Inc.                      Corporation                           Town Sports International, Inc.
TSI  Wall Street, Inc.                  Corporation                           Town Sports International, Inc.
TSI  Washington, Inc.                   Corporation                           TSI Holdings (DC), Inc.
TSI  West 125, Inc.                     Corporation                           Town Sports International, Inc.
TSI  West 14, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 23, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 38, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 52, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 73, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 76, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West 80, Inc.                      Corporation                           Town Sports International, Inc.
TSI  West Caldwell, LLC                 Limited Liability Company             TSI Holdings ( DC), Inc.
TSI  Weymouth, Inc.                     Corporation                           Town Sports International, Inc.
TSI  White Plains, Inc.                 Corporation                           Town Sports International, Inc.
TSI  Whitestone, Inc.                   Corporation                           Town Sports International, Inc.


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